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                       VANGUARD(R) INTERNATIONAL VALUE FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 21, 2000

NEW ADVISER
Effective August 1, 2000, Hansberger Global Investors, Inc. ("HGI") will replace Phillips & Drew as adviser to the Fund. This change will affect the Fund's investment strategies, but not its objective or policies.
     Ajit Dayal, Deputy Chief Investment Officer of HGI, will lead the management team, and has over 13 years of investment management experience. Also managing the Fund will be Thomas Hansberger, Chief Investment Officer; Ronald Holt, Vice President-Research; and Aureole Foong, Managing Director-Asian Research. Mr. Hansberger, Mr. Holt, and Mr. Foong have 35 years, 9 years, and 11 years of investment management experience, respectively.
     HGI is a respected investment advisory firm whose 24 investment professionals have considerable experience in value-oriented, international stock investing. HGI's investment process integrates proprietary valuation screens, external investment research, and intensive fundamental analysis (e.g., price-to-earnings, cash flow, and net asset value) to identify attractively valued investment opportunities. Under HGI's management, the Fund is expected to invest across a broader spectrum of market capitalizations and to hold fewer issuers (90-120 stocks), and in the long run experience less portfolio turnover. Also, the Fund's exposure to emerging markets will likely increase from its current 3% position to a level that will often exceed 10% of assets.
     The Fund will pay HGI an investment advisory fee at the end of each fiscal quarter, beginning August 1, 2000. This fee will be calculated by applying an annual percentage rate to the average month-end assets managed by HGI for each quarter:

                     ----------------------------------------
                     Average Net Assets              Fee Rate
                     ----------------------------------------
                     First $50 million                0.475%
                     Next $450 million                0.15
                     Next $500 million                0.12
                     Over $1 billion                  0.11
                     ----------------------------------------

     In addition, starting September 30, 2001, HGI's basic fee will be increased or decreased based on the cumulative investment performance of the Fund over a trailing 36-month period, as compared with the cumulative total return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI-EAFE) Index for the same period. The performance fee will be phased in over a 36-month period, and fully implemented by October 1, 2003.
     Founded in 1994, HGI currently manages nearly $3 billion in assets, and maintains its principal offices at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, FL 33301.

(c) 2000 The Vanguard Group, Inc. All rights reserved.              PS46N 082000
Vanguard Marketing Corporation, Distributor.